Exhibit 99.1

FORM 4
JOINT FILER INFORMATION

Name of "Reporting Persons":  Norwest Venture Partners VII-A, LP
      Norwest Venture Partners VI-A, LP
      Norwest Venture Partners X, LP
      Jeffrey Crowe
      Matthew D. Howard

Address:     525 University Avenue, Suite 800
      Palo Alto, CA  94301

Designated Filer:    Norwest Venture Partners VII-A, LP

Issuer and Ticker Symbol:  Cyan, Inc. (CYNI)

Date of Earliest Transaction: August 3, 2015

Each of the Joint Filers with Norwest Venture Partners VII-A, LP may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4.

Norwest Venture Partners VI-A, LP ("NVP VI-A") is the record holder of shares reported on Line 1, 2 and 3 of Table 1 and Lines 1 and 2 of Table 2. Norwest
Venture Partners VII-A, LP ("NVP VII-A") is record holder of the shares reported on Line 4, 5 and 6 of Table 1 and Lines 3 and 4. Norwest Venture Partners X, LP
("NVP X") is the record holder of shares reported on Line 7 of Table 1. Messrs.
Crowe and Howard are co-Chief Executive Officers of NVP Associates, LLC ("NVP
Associates"), and are managing members of the general partner of NVP VI-A, NVP
VII-A and NVP X. By virtue of such position, Messrs. Crowe and Howard may be deemed to beneficially own the shares held of record by NVP VI-A, NVP VII-A and
NVP X.

All Reporting Persons disclaim beneficial ownership of shares of Cyan, Inc.
stock held by each other Reporting Person, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange
Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above hereby designates NVP VII-A as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder.

      NORWEST VENTURE PARTNERS VII-A, LP
      By:  Itasca VC Partners VII-A, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

      NORWEST VENTURE PARTNERS VI-A, LP
      By:  Itasca VC Partners VI-A, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

      NORWEST VENTURE PARTNERS X, LP
      By:  Genesis VC Partners X, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

JEFFREY CROWE
By: Kurt L. Betcher, as Attorney-in-Fact

      By: /s/ Kurt Betcher

MATTHEW D. HOWARD
By: Kurt L. Betcher, as Attorney-in-Fact

            By: /s/ Kurt Betcher

Exhibit 99.1

FORM 4
JOINT FILER INFORMATION

Name of "Reporting Persons":  Norwest Venture Partners VII-A, LP
      Norwest Venture Partners VI-A, LP
      Norwest Venture Partners X, LP
      Jeffrey Crowe
      Matthew D. Howard

Address:     525 University Avenue, Suite 800
      Palo Alto, CA  94301

Designated Filer:    Norwest Venture Partners VII-A, LP

Issuer and Ticker Symbol:  Cyan, Inc. (CYNI)

Date of Earliest Transaction: August 3, 2015

Each of the Joint Filers with Norwest Venture Partners VII-A, LP may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4.

Norwest Venture Partners VI-A, LP ("NVP VI-A") is the record holder of shares reported on Line 1, 2 and 3 of Table 1 and Lines 1 and 2 of Table 2. Norwest
Venture Partners VII-A, LP ("NVP VII-A") is record holder of the shares reported on Line 4, 5 and 6 of Table 1 and Lines 3 and 4. Norwest Venture Partners X, LP
("NVP X") is the record holder of shares reported on Line 7 of Table 1. Messrs.
Crowe and Howard are co-Chief Executive Officers of NVP Associates, LLC ("NVP
Associates"), and are managing members of the general partner of NVP VI-A, NVP
VII-A and NVP X. By virtue of such position, Messrs. Crowe and Howard may be deemed to beneficially own the shares held of record by NVP VI-A, NVP VII-A and
NVP X.

All Reporting Persons disclaim beneficial ownership of shares of Cyan, Inc.
stock held by each other Reporting Person, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange
Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above hereby designates NVP VII-A as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder.

      NORWEST VENTURE PARTNERS VII-A, LP
      By:  Itasca VC Partners VII-A, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

      NORWEST VENTURE PARTNERS VI-A, LP
      By:  Itasca VC Partners VI-A, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

      NORWEST VENTURE PARTNERS X, LP
      By:  Genesis VC Partners X, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

JEFFREY CROWE
By: Kurt L. Betcher, as Attorney-in-Fact

      By: /s/ Kurt Betcher

MATTHEW D. HOWARD
By: Kurt L. Betcher, as Attorney-in-Fact

            By: /s/ Kurt Betcher

Exhibit 99.1

FORM 4
JOINT FILER INFORMATION

Name of "Reporting Persons":  Norwest Venture Partners VII-A, LP
      Norwest Venture Partners VI-A, LP
      Norwest Venture Partners X, LP
      Jeffrey Crowe
      Matthew D. Howard

Address:     525 University Avenue, Suite 800
      Palo Alto, CA  94301

Designated Filer:    Norwest Venture Partners VII-A, LP

Issuer and Ticker Symbol:  Cyan, Inc. (CYNI)

Date of Earliest Transaction: August 3, 2015

Each of the Joint Filers with Norwest Venture Partners VII-A, LP may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4.

Norwest Venture Partners VI-A, LP ("NVP VI-A") is the record holder of shares reported on Line 1, 2 and 3 of Table 1 and Lines 1 and 2 of Table 2. Norwest
Venture Partners VII-A, LP ("NVP VII-A") is record holder of the shares reported on Line 4, 5 and 6 of Table 1 and Lines 3 and 4. Norwest Venture Partners X, LP
("NVP X") is the record holder of shares reported on Line 7 of Table 1. Messrs.
Crowe and Howard are co-Chief Executive Officers of NVP Associates, LLC ("NVP
Associates"), and are managing members of the general partner of NVP VI-A, NVP
VII-A and NVP X. By virtue of such position, Messrs. Crowe and Howard may be deemed to beneficially own the shares held of record by NVP VI-A, NVP VII-A and
NVP X.

All Reporting Persons disclaim beneficial ownership of shares of Cyan, Inc.
stock held by each other Reporting Person, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange
Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above hereby designates NVP VII-A as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder.

      NORWEST VENTURE PARTNERS VII-A, LP
      By:  Itasca VC Partners VII-A, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

      NORWEST VENTURE PARTNERS VI-A, LP
      By:  Itasca VC Partners VI-A, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

      NORWEST VENTURE PARTNERS X, LP
      By:  Genesis VC Partners X, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

JEFFREY CROWE
By: Kurt L. Betcher, as Attorney-in-Fact

      By: /s/ Kurt Betcher

MATTHEW D. HOWARD
By: Kurt L. Betcher, as Attorney-in-Fact

            By: /s/ Kurt Betcher

Exhibit 99.1

FORM 4
JOINT FILER INFORMATION

Name of "Reporting Persons":  Norwest Venture Partners VII-A, LP
      Norwest Venture Partners VI-A, LP
      Norwest Venture Partners X, LP
      Jeffrey Crowe
      Matthew D. Howard

Address:     525 University Avenue, Suite 800
      Palo Alto, CA  94301

Designated Filer:    Norwest Venture Partners VII-A, LP

Issuer and Ticker Symbol:  Cyan, Inc. (CYNI)

Date of Earliest Transaction: August 3, 2015

Each of the Joint Filers with Norwest Venture Partners VII-A, LP may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4.

Norwest Venture Partners VI-A, LP ("NVP VI-A") is the record holder of shares reported on Line 1, 2 and 3 of Table 1 and Lines 1 and 2 of Table 2. Norwest
Venture Partners VII-A, LP ("NVP VII-A") is record holder of the shares reported on Line 4, 5 and 6 of Table 1 and Lines 3 and 4. Norwest Venture Partners X, LP
("NVP X") is the record holder of shares reported on Line 7 of Table 1. Messrs.
Crowe and Howard are co-Chief Executive Officers of NVP Associates, LLC ("NVP
Associates"), and are managing members of the general partner of NVP VI-A, NVP
VII-A and NVP X. By virtue of such position, Messrs. Crowe and Howard may be deemed to beneficially own the shares held of record by NVP VI-A, NVP VII-A and
NVP X.

All Reporting Persons disclaim beneficial ownership of shares of Cyan, Inc.
stock held by each other Reporting Person, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange
Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above hereby designates NVP VII-A as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder.

      NORWEST VENTURE PARTNERS VII-A, LP
      By:  Itasca VC Partners VII-A, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

      NORWEST VENTURE PARTNERS VI-A, LP
      By:  Itasca VC Partners VI-A, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

      NORWEST VENTURE PARTNERS X, LP
      By:  Genesis VC Partners X, LLC
       Its General Partner
      By:  NVP Associates, LLC
       Its Managing Member

      By: /s/ Kurt Betcher
      Its Chief Financial Officer

JEFFREY CROWE
By: Kurt L. Betcher, as Attorney-in-Fact

      By: /s/ Kurt Betcher

MATTHEW D. HOWARD
By: Kurt L. Betcher, as Attorney-in-Fact

            By: /s/ Kurt Betcher